Exhibit 10.1

EXECUTION VERSION

OTHER SECOND-LIEN OBLIGATIONS JOINDER AGREEMENT
March 23, 2015
The undersigned is an Other Second-Lien Obligations Agent for Persons wishing to become “Secured Parties” (the “New Secured Parties”) under the Security Agreement, dated as of May 20, 2014 (as amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned to such terms by the Security Agreement)) among Alpha Natural Resources, Inc., the subsidiary guarantors listed on the signature pages thereto and each future Domestic Subsidiary of the Issuer that becomes a party thereto and Wilmington Trust, National Association, as Trustee and Notes Collateral Agent (in its capacity as the collateral agent, the “Notes Collateral Agent”), and the other Security Documents.
In consideration of the foregoing, the undersigned hereby:
(i)    represents that the Other Second-Lien Obligations Agent has been authorized by the New Secured Parties to become a party to the Security Agreement on behalf of the New Secured Parties under that certain Indenture, dated as of March 23, 2015 (the “2015 Indenture”) by and among Alpha Natural Resources, Inc., the subsidiary guarantors from time to time party thereto and Wilmington Trust, National Association, in its capacity as trustee (the “New Obligations”) and to act as the Other Second-Lien Obligations Agent for the New Secured Parties hereunder;
(ii)    acknowledges that the New Secured Parties have received a copy of the Security Agreement and the Intercreditor Agreement;
(iii)    irrevocably appoints and authorizes the Notes Collateral Agent (or any successor collateral agent appointed pursuant to the terms of the Indenture) to take such action as agent on its behalf and to exercise such powers under the Security Agreement, the Intercreditor Agreement and the other Security Documents as are delegated to the Notes Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;
(iv) irrevocably appoints the Notes Collateral Agent (or any successor collateral agent appointed pursuant to the terms of the Indenture) as its agent for the purpose of perfecting the New Secured Parties’ security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession;
(v)    accepts and acknowledges that the Notes Collateral Agent (i) shall not be liable for any error of judgment made in good faith by a

Responsible Officer unless it is proved that the Notes Collateral Agent was negligent in ascertaining the pertinent facts, (ii) shall not be liable for interest on any money received by it except as the Notes Collateral Agent may agree in writing with the Issuer (and money held in trust by the Notes Collateral Agent need not be segregated from other funds except to the extent required by law) and (iii) may consult with counsel of its selection and the advice or opinion of such counsel as to legal matters relating to the the Security Documents and the Intercreditor Agreement shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel; and
(iv)    accepts and acknowledges the terms of this Agreement applicable to it and the New Secured Parties and agrees to serve as Other Second-Lien Obligations Agent for the New Secured Parties with respect to the New Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms of the Security Agreement, the Intercreditor Agreement and the other Security Documents applicable to holders of Secured Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof (including without limitation the incorporation of Section 12.05 of the 2015 Indenture) as fully as if it had been a Secured Party on the effective date of the Security Agreement.
The name and address of the representative for purposes of Section 7.01 of the Security Agreement are as follows:
Wilmington Trust, National Association
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Facsimile No.: (612) 217-5651
Attention: Alpha Natural Resources Administrator

IN WITNESS WHEREOF, the undersigned has caused this Other Second-Lien Obligations Joinder Agreement to be duly executed by its authorized officer as of the date first written above.
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee and Series B Collateral Agent under the 2015 Indenture

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

AGREED TO AND ACCEPTED:
The Notes Collateral Agent hereby acknowledges its acceptance of this Other Second-Lien Obligations Joinder Agreement for purposes of Section 7.16 of the Security Agreement.
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Notes Collateral Agent

By:	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President